UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NETAPP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 14, 2017. NETAPP, INC. COMPUTERSHARE C/O NETAPP, INC. 2 NORTH LASALLE STREET, 3RD FLOOR CHICAGO, IL 60602 E31774-P96704 Meeting Information Meeting Type: Annual Meeting For holders as of: July 17, 2017 Date: September 14, 2017 Time: 3:30 p.m. PDT Location: NetApp, Inc. Corporate Headquarters 495 East Java Drive Sunnyvale, CA 94089 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 31, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E31775-P96704

Voting Items

The Board of Directors unanimously recommends a vote FOR each of the nominees named in proposal 1.

1. Election of Directors

Nominees:

1a. T. Michael Nevens

1b. Alan L. Earhart

1c. Gerald Held

1d. Kathryn M. Hill

1e. George Kurian

1f. George T. Shaheen

1g. Stephen M. Smith

1h. Richard P. Wallace

The Board of Directors unanimously recommends a vote FOR proposals 2, 3, 4 and 6 and 1 YEAR on proposal 5.

2. To approve an amendment to NetApp's Amended and Restated 1999 Stock Option Plan to increase the share reserve by an additional 8,500,000 shares of common stock.

3. To approve an amendment to NetApp's Employee Stock Purchase Plan to increase the share reserve by an additional 2,500,000 shares of common stock.

4. To hold an advisory vote to approve Named Executive Officer compensation.

5. To hold an advisory vote to approve frequency of future advisory votes on Named Executive Officer compensation.

6. To ratify the appointment of Deloitte & Touche LLP as NetApp's independent registered public accounting firm for the fiscal year ending April 27, 2018.

The Board of Directors unanimously recommends a vote AGAINST proposal 7.

7. To approve a stockholder proposal requesting the preparation of an annual diversity report.

The Board of Directors makes no recommendation on proposal 8.

8. To approve a stockholder proposal requesting the adoption of proxy access.

E31776-P96704

E31777-P96704